Exhibit 99.4

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 by and between

                               LASALLE RE LIMITED

                                       and

                       ENDURANCE SPECIALTY INSURANCE LTD.

                               dated May 16, 2002

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                                TABLE OF CONTENTS

                                    ARTICLE I

                           DEFINITIONS; OTHER MATTERS

Section 1.1    Definitions....................................................1
Section 1.2    Interpretation.................................................2

                                   ARTICLE II
                APPOINTMENT; PERFORMANCE STANDARDS; NOTIFICATION
                               OF CONTRACTHOLDERS

Section 2.1    Appointment....................................................2
Section 2.2    Standards......................................................3

                                   ARTICLE III
                     ADMINISTRATION OF EXCLUDED LIABILITIES

Section 3.1    Administration of Excluded Liabilities.........................4

                                   ARTICLE IV
                        ADDITIONAL SERVICES; NOTIFICATION
                      OF GOVERNMENTAL INQUIRIES; PERSONNEL

Section 4.1    Additional Services............................................4
Section 4.2    Notification of Governmental Inquiries.........................5
Section 4.3    Personnel......................................................5

                                    ARTICLE V
                               EXPENSES; PAYMENTS

Section 5.1    Expenses.......................................................5
Section 5.2    Sharing of Payments............................................5

                                   ARTICLE VI
                      REPORTS; BOOKS AND RECORDS; ACCOUNTS

Section 6.1    Reports........................................................6
Section 6.2    Payment of Amounts.............................................6
Section 6.3    Books and Records; Access......................................6
Section 6.4    Bank Accounts..................................................8

                                   ARTICLE VII
                          INABILITY TO PERFORM SERVICES

Section 7.1    Inability to Perform Services..................................9


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                                  ARTICLE VIII
                                LEGAL PROCEEDINGS

Section 8.1    Regulatory Proceedings.........................................9
Section 8.2    Defense of Litigation..........................................9
Section 8.3    Communications Regarding Certain Matters......................10

                                   ARTICLE IX
                              DURATION; TERMINATION

Section 9.1    Duration......................................................10
Section 9.2    Termination...................................................10

                                    ARTICLE X
                                 CONFIDENTIALITY

Section 10.1   Use of Confidential Information...............................10
Section 10.2   Disclosure....................................................11

                                   ARTICLE XI
                                 INDEMNIFICATION

Section 11.1   Indemnification by LaSalle Re.................................11
Section 11.2   Indemnification by Administrator..............................12
Section 11.3   Indemnification Procedure.....................................12
Section 11.4   Relationship to Retrocession Agreement........................12

                                   ARTICLE XII
                                   ARBITRATION

Section 12.1   Arbitration...................................................12

                                  ARTICLE XIII
                                  MISCELLANEOUS

Section 13.1   Cooperation...................................................13
Section 13.2   Amendment, Modification and Waiver............................13
Section 13.3   Relationship..................................................13
Section 13.4   Entire Agreement..............................................13
Section 13.5   Governing Law.................................................14
Section 13.6   Severability..................................................14
Section 13.7   Counterparts..................................................14
Section 13.8   Third Party Beneficiaries.....................................14
Section 13.9   Binding; Assignment...........................................14
Section 13.10  Descriptive Headings..........................................14
Section 13.11  Use of Name...................................................15
Section 13.12  Survival......................................................15
Section 13.13  Offset........................................................15


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Section 13.14  Notices.......................................................15
Section 13.15  Conflict......................................................16

                        ADMINISTRATIVE SERVICES AGREEMENT

            This ADMINISTRATIVE SERVICES AGREEMENT, dated as of May 16, 2002 (hereinafter referred to as the "Administrative Services Agreement") is made and entered into by and between LaSalle Re Limited, a Bermuda insurance company ("LaSalle Re") and Endurance Specialty Insurance Ltd., a Bermuda insurance company ("Administrator").

                              W I T N E S S E T H:

            WHEREAS, pursuant to a Transfer and Purchase Agreement, dated as of the date hereof (the "Transfer and Purchase Agreement"), among LaSalle Re, Trenwick Group Ltd., a Bermuda company and the parent company of LaSalle Re ("Trenwick" and together with LaSalle Re, the "Seller Parties") and Administrator, the Seller Parties and Administrator have agreed, among other things, to sell, convey and transfer to Administrator the Business (as such term is defined in the Transfer and Purchase Agreement);

            WHEREAS, pursuant to a Quota Share Retrocession Agreement, between LaSalle Re and Administrator, dated as of the date hereof (the "Retrocession Agreement"), LaSalle Re has agreed to cede to Administrator, and Administrator has agreed to indemnify LaSalle Re for, one hundred percent (100%) of the Reinsured Liabilities (as such term is defined in the Retrocession Agreement); and

            WHEREAS, LaSalle Re wishes to appoint Administrator to provide, on an exclusive basis, all administrative services and other services with respect to the Reinsured Contracts and Reinsured Liabilities (as such terms are defined in the Retrocession Agreement), and Administrator desires to provide such administrative services and other services in consideration of LaSalle Re entering into the Retrocession Agreement.

            NOW, THEREFORE, for and in consideration of the premises and the promises and the mutual agreements hereinafter set forth and set forth in the Transfer and Purchase Agreement and Retrocession Agreement, the parties hereto, intending to be legally bound, covenant and agree as follows:

                                    ARTICLE I

                           DEFINITIONS; OTHER MATTERS

            Section 1.1 Definitions. Capitalized and uncapitalized terms used but not defined herein and which are defined in the Transfer and Purchase Agreement and/or the Retrocession Agreement, shall have the meanings ascribed to them in the Transfer and Purchase Agreement and/or the Retrocession Agreement, as the context requires. As used in this Administrative Services Agreement, the following terms shall have the meanings set forth herein:

            "Administrative Services" shall have the meaning set forth in
Section 2.1(a) hereof.

            "Bank Accounts" shall have the meaning set forth in Section 6.4 hereof.

            "Excess Payments" shall have the meaning set forth in Section 5.2.

            "Material Regulatory Proceeding" shall have the meaning set forth in
Section 8.1(c) hereof.

            "Producers" shall mean any broker, reinsurance intermediary, agent or other sales representative of LaSalle Re.

            "Receiving Party" shall have the meaning set forth in Section 5.2.

            Section 1.2 Interpretation.

            (a) When a reference is made in this Administrative Services Agreement to a Section or Article, such reference shall be to a section or article of this Administrative Services Agreement unless otherwise clearly indicated to the contrary. Whenever the words "include," "includes" or "including" are used in this Administrative Services Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Administrative Services Agreement as a whole and not to any particular provision of this Administrative Services Agreement. The meaning assigned to each term used in this Administrative Services Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

            (b) The parties have participated jointly in the negotiation and drafting of this Administrative Services Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Administrative Services Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Administrative Services Agreement.

                                   ARTICLE II

                       APPOINTMENT; PERFORMANCE STANDARDS;
                         NOTIFICATION OF CONTRACTHOLDERS

            Section 2.1 Appointment.

                  (a) LaSalle Re hereby appoints Administrator as its exclusive agent and its attorney-in-fact to provide all necessary administrative and other services (the "Administrative Services") with respect to the Reinsured Contracts and the Reinsured Liabilities and all other services incidental to the administration of the Reinsured Contracts and the Reinsured Liabilities, including, without limitation, taking such actions as authorized or permitted by LaSalle Re under the Assignment of Reinsurance Recoverables and Other


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Receivables attached as Exhibit B to the Retrocession Agreement (the "Assignment
Agreement"), on the terms, and subject to the limitations and conditions set forth in this Administrative Services Agreement and the Assignment Agreement, and Administrator hereby accepts such appointment and agrees to perform such Administrative Services on behalf of and in the name of LaSalle Re.

                  (b) Administrator represents that it has and will obtain and maintain in all material respects any and all licenses and authorities required under Applicable Law to perform its obligations under this Administrative Services Agreement and the Assignment Agreement.

                  (c) The intention of the parties hereto is that Administrator shall perform all Administrative Services in such a manner as to minimize the involvement of LaSalle Re and its Affiliates, subject to the requirements of any Applicable Law that require that specific actions be taken by LaSalle Re without the Administrator acting on its behalf.

                  (d) The parties agree that Administrator shall have no responsibility whatsoever for the administration of losses incurred by LaSalle Re in connection with the Reinsured Contracts or the Business prior to the Effective Date, and that the administration of such matters shall be the sole and exclusive responsibility of LaSalle Re.

            Section 2.2 Standards.

                  (a) Subject to the provisions of this Administrative Services Agreement, Administrator agrees that in providing the Administrative Services:
(i) it shall provide the Administrative Services consistent with the business standards pursuant to which the Administrator administers its own reinsurance business, which shall in no event be lower than business standards generally applicable to the conduct of the property catastrophe reinsurance business in Bermuda; (ii) it shall comply with (1) all Applicable Laws relating to the Reinsured Contracts and the Reinsured Liabilities and to the conduct of the activities contemplated hereby and (2) the terms of the Reinsured Contracts.

                  (b) For the duration of this Administrative Services Agreement, Administrator hereby covenants that it will employ and retain staff with the experience, skill and expertise to perform the Administrative Services the Administrator is obligated to perform hereunder in a manner consistent with the standards set forth in Section 2.2(a) hereof.

                                  ARTICLE III

                     ADMINISTRATION OF EXCLUDED LIABILITIES

            Section 3.1 .Administration of Excluded Liabilities LaSalle Re shall retain liability and administrative responsibility for all Excluded Liabilities.

                  (b) With respect to any claims (including claims for reinsurance recoveries) presented in which both Reinsured Liabilities and Excluded Liabilities are alleged and where the predominant claim activities and costs relate to Excluded Liabilities, Administrator shall notify LaSalle Re and LaSalle Re will assume the administration of such


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claim activities. Administrator shall reimburse LaSalle Re for any out-of-pocket costs and expenses of such claim activities to the extent they relate to Reinsured Liabilities.

                  (c) In the event claims (including claims for reinsurance recoveries) are presented in connection with Reinsured Contracts, and it is in question whether a Reinsured Liability or an Excluded Liability is at issue, Administrator shall defend or prosecute such claim and LaSalle Re and Administrator shall resolve the responsibility for any amount of loss, allocated loss expense or other costs and expenses pursuant to the provisions of this Agreement. In the event that, during the course of a claim, it becomes clear that the claim is an Excluded Liability, Administrator shall notify LaSalle Re and LaSalle Re will assume the administration of such claim and reimburse Administrator's out-of-pocket costs and expenses of such claim activities to the extent they relate solely to Excluded Liabilities.

                  (d) In the event that a claim (including claims for reinsurance recoveries) presented in connection with a Reinsured Contract is not a Reinsured Liability or is an Excluded Liability, LaSalle Re shall have the sole responsibility to defend or prosecute such claim.

                  (e) With respect to those matters described in (b), (c) and
(d) of this Section 3.1, the party administering the claim shall be provided the full cooperation of the other party and shall be responsible for reimbursing such other party for any out-of-pocket costs and expenses incurred by such party in providing such cooperation.

                                   ARTICLE IV
          ADDITIONAL SERVICES; NOTIFICATION OF GOVERNMENTAL INQUIRIES;
                                   PERSONNEL

            Section 4.1 Additional Services. If Administrator or LaSalle Re, as the case may be, requires from the other party services to be provided with respect to the Business which are not otherwise contemplated under this Administrative Services Agreement, the Retrocession Agreement and/or the Transfer and Purchase Agreement, the parties shall negotiate in good faith to reach a mutually acceptable arrangement with respect to the provision of such services. Each party shall reasonably compensate such other party for such additional services provided by such other party.

            Section 4.2 Notification of Governmental Inquiries. LaSalle Re agrees to promptly notify Administrator with respect to the Reinsured Contracts and the Reinsured Liabilities and any inquiries or notifications received from Governmental Entities or Producers, including, without limitation, inquiries regarding consumer inquiries and complaints, market conduct exams, summons and complaints, subpoenas relating to the Reinsured Contracts and the Reinsured Liabilities.

            Section 4.3 Personnel. LaSalle Re agrees to maintain personnel to run-off the property catastrophe business which does not constitute "Business" as defined in the Transfer and Purchase Agreement and to meet its obligations to Administrator under this Administrative Services Agreement, the Transfer and Purchase Agreement and the Retrocession Agreement.


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                                    ARTICLE V

                               EXPENSES; PAYMENTS

            Section 5.1 Expenses. In the event Administrator incurs a cost or an expense relating to the administration of the Reinsured Contracts, which cost or expense is directly caused or directed by LaSalle Re or actions of LaSalle Re, LaSalle Re shall reimburse Administrator for such cost and expense; provided, however, any cost or expense of Administrator and reasonable out of pocket cost or expense of LaSalle Re arising from the performance of Administrative Services pursuant to the Assignment Agreement shall be at the sole cost and expense of Administrator.

            Section 5.2 Sharing of Payments.

                  (a) LaSalle Re agrees to remit and/or repay any amounts due to Administrator pursuant to any provision of this Administrative Services Agreement, within forty-five (45) days of the receipt of a payment request from Administrator, together with reasonable documentation for such payment request. Administrator agrees to remit and/or repay any amounts due to LaSalle Re pursuant to any provision of this Administrative Services Agreement within forty-five (45) days of the receipt of a payment request from LaSalle Re, together with reasonable documentation for such payment request.

                  (b) If at any time following the date hereof any party who shall have received any payment or distribution (whether voluntary or involuntary) (the "Receiving Party") in excess of any payments or distributions (whether in cash, property or security) such Receiving Party should have received through operation of any provision of this Administrative Services Agreement (such payments or distributions being referred as "Excess Payments"), then such Receiving Party shall promptly pay over such Excess Payment in the form received (duly endorsed, if necessary) to the party who should have received such payment or distribution pursuant to any provision of this Administrative Services Agreement.

                                   ARTICLE VI

                      REPORTS; BOOKS AND RECORDS; ACCOUNTS

            Section 6.1 Reports.

                  (a) Administrator shall collect, administer and provide to LaSalle Re all information and data required for LaSalle Re to maintain financial and statistical data with respect to the Reinsured Contracts and Reinsured Liabilities and in order to permit the Seller Parties to timely make all required regulatory reports and public financial filings. Without limiting the generality of the foregoing, Administrator shall prepare all reports needed by LaSalle Re in connection with the Reinsured Liabilities and the Reinsured Contracts to enable LaSalle Re to comply with Applicable Law.

                  (b) Periodically, within a time frame as specified by LaSalle Re from time to time, during the term of this Administrative Services Agreement, there shall be


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transmitted by Administrator to LaSalle Re a summary report for the period reported on, of all activity relating to the Reinsured Contracts and Reinsured Liabilities. The report shall include, but not be limited to, the amount of premiums, commissions, related expenses, reserves and paid losses, as applicable; provided, however, that notwithstanding anything herein or in the Retrocession Agreement, in no event shall such reports be deemed to indicate that the Administrator has any obligation to pay to the LaSalle Re any amount in respect of Excluded Liabilities which may be reflected on such reports.

            Section 6.2 Payment of Amounts. Except to the extent that this Administrative Services Agreement or the Retrocession Agreement provides otherwise, all amounts shall be paid within forty-five (45) Business Days of delivery of such report, and any amount not paid within such forty-five (45) Business Day period shall bear simple interest at the 90-Day Treasury Rate from the twentieth Business Day following the end of the forty-five (45) Business Day period until the date of payment.

            Section 6.3 Books and Records; Access.

                  (a) LaSalle Re shall on the Closing Date transfer to Administrator in a commercially reasonable manner the Books and Records, or copies thereof, owned by it that relate to the Reinsured Contracts, Reinsured Liabilities or the Business.

                  (b) If the transfer of any Books and Records requires the consent of any person, LaSalle Re shall secure such consent on or prior to the date such transfer is to be made. Where such consent cannot be obtained, LaSalle Re shall not be required to transfer the Books and Records to Administrator but shall provide Administrator with copies of and/or access to such Books and Records.

                  (c) To the extent permitted by Applicable Law, from the date hereof until the date on which LaSalle Re has fulfilled all of its obligations to Administrator under this Administrative Services Agreement, and at any time (without limitation) as may be required in Administrator's reasonable judgment in order for Administrator to comply with any Applicable Law or to perform its obligations or responsibilities under this Administrative Services Agreement, Administrator and its representatives may from time to time reasonably request and LaSalle Re shall provide, at reasonable times during normal business hours, full and open access to examine the Books and Records under the control of the Seller Parties and their Affiliates pertaining to the Reinsured Contracts, Reinsured Liabilities, the Business and services to be provided under this Administrative Services Agreement and to discuss any matters relating to the Reinsured Contracts, the Reinsured Liabilities, the Business and services to be provided under this Administrative Services Agreement with the employees and agents of LaSalle Re who are familiar therewith, so that Administrator shall have sufficient opportunity to make whatever investigation it shall deem necessary and desirable in connection with the transactions contemplated by this Administrative Services Agreement. Such access shall include the right of Administrator to make and retain copies of any Books and Records relating to the Reinsured Contracts or the Reinsured Liabilities to the extent that Administrator reasonably determines that it requires copies of any such Books and Records in order to carry out the transactions contemplated by this Administrative Services Agreement or for any legitimate business purposes related to this Administrative Services Agreement.


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

                  (d) To the extent permitted by Applicable Law, from the date hereof until the date on which Administrator has fulfilled all of its obligations to LaSalle Re under this Administrative Services Agreement, and at any time (without limitation) as may be required in LaSalle's reasonable judgment in order for LaSalle to comply with any Applicable Law or to perform its obligations or responsibilities under this Administrative Services Agreement, LaSalle and its representative may from time to time reasonably request and Administrator shall provide, at reasonable times during normal business hours, full and open access to examine the Books and Records under the control of Administrator pertaining to the Reinsured Contracts, Reinsured Liabilities, the Business and services to be provided under this Administrative Services Agreement (including, but not limited to, the Books and Records transferred to Administrator pursuant to this Section 6.3 and still then retained by Administrator) and to discuss such Reinsured Contracts, Reinsured Liabilities, the Business and services to be provided under the Administrative Services Agreement with the employees and agents of Administrator who are familiar therewith, so that LaSalle Re shall have sufficient opportunity to make whatever investigation it shall deem necessary and desirable in connection with the transactions contemplated by this Administrative Services Agreement. Such access shall include the right of LaSalle Re to make and retain copies of any Books and Records relating to the Reinsured Contracts or the Reinsured Liabilities to the extent that LaSalle Re reasonably determines that it requires copies of any such Books and Records in order to carry out the transactions contemplated by this Administrative Services Agreement or for any legitimate business purposes related to this Administrative Services Agreement.

                  (e) During the term of this Administrative Services Agreement, Administrator shall retain all Books and Records relating to the Reinsured Contracts, Reinsured Liabilities and the Business transferred by LaSalle Re to the extent such Books and Records are required by Applicable Law to be retained by either Administrator or LaSalle Re, but in any case, for at least seven (7) years after termination of the Reinsured Contracts applicable to such Books and Records.

                  (f) Each party hereto shall pay all storage and related expenses associated with any Books and Records relating to the Reinsured Contracts and Reinsured Liabilities, and copies thereof, that it retains in its possession.

                  (g) Administrator and LaSalle Re shall provide security for the Books and Records that are in its possession. Administrator and LaSalle Re shall comply with all Applicable Laws, including, without limitation, privacy laws, in connection with all such data and Books and Records. Administrator and LaSalle Re shall cooperate with any regulatory authority having jurisdiction over LaSalle Re in providing access to such Books and Records.

                  (h) Following expiration of this Administrative Services Agreement, all Books and Records pertaining to the Reinsured Contracts and Reinsured Liabilities shall be the sole property of Administrator, unless otherwise provided by law or herein and provided that LaSalle Re shall have access to such books and records to the extent required to respond to regulatory, statistical, tax or similar inquiries or investigations and for LaSalle Re to defend any claim against it.


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

                  (i) In addition, LaSalle Re agrees to provide Administrator, without cost, reasonable access to the RSG accounting system. Administrator shall utilize the RSG accounting system solely to effectuate the performance of its administrative and other services with respect to Reinsured Contracts and Reinsured Liabilities pursuant to this Administrative Services Agreement.

            Section 6.4 Bank Accounts. During the term of this Administrative Services Agreement, Administrator may establish and maintain accounts with banking institutions to provide the Administrative Services (the "Bank Accounts"). Administrator shall have the exclusive authority over the Bank Accounts including, without limitation, the exclusive authority to (i) open the Bank Accounts in the name of LaSalle Re, (ii) designate the authorized signatories on the Bank Accounts, (iii) issue drafts on and make deposits in the Bank Accounts in the name of LaSalle Re, and (iv) make withdrawals from the Bank Accounts. LaSalle Re shall do all things reasonably necessary to enable Administrator to open and maintain the Bank Accounts including, without limitation, executing and delivering such depository resolutions and other documents as may be requested from time to time by the banking institutions. LaSalle Re agrees that without Administrator's prior written consent or as may be required by applicable law or regulatory authorization it shall not make any changes to the authorized signatories on the Bank Accounts or attempt to withdraw any funds therefrom. Administrator shall own all funds deposited in the Bank Accounts. Administrator shall pay all fees and charges made in connection with such accounts.

                                  ARTICLE VII

                          INABILITY TO PERFORM SERVICES

            Section 7.1 Inability to Perform Services. In the event that Administrator shall be unable to perform any Administrative Service for a period that could reasonably be expected to exceed ninety (90) days, Administrator and LaSalle Re shall mutually agree on alternative means of providing such services. If either party shall fail to cooperate in identifying alternative means for the provision of the Administrative Services, the other party may procure such Administrative Services for the Reinsured Contracts and Reinsured Liabilities by commercially reasonable means. Administrator shall be solely responsible for all costs incurred in restoring Administrative Services which have not been provided due to its failure to adhere to its obligations under this Agreement. Notwithstanding the foregoing, if Administrator is unable to provide the data necessary for any monthly closing activities, Administrator will use its reasonable best efforts to provide estimates of such data.

                                  ARTICLE VIII

                                LEGAL PROCEEDINGS

            Section 8.1 Regulatory Proceedings. The parties shall mutually agree to an appropriate response, including which party should respond, to any investigation or proceeding from or before any Governmental Entity relating to the Reinsured Contracts or the Reinsured Liabilities and the parties hereby agree to cooperate and coordinate in resolving any and all Material Regulatory Proceedings. Neither LaSalle Re nor Administrator shall have the authority


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

to institute, prosecute, defend or maintain any legal or regulatory proceedings on behalf of the other party without the prior written consent of such other party.

            Section 8.2 Defense of Litigation. Administrator shall defend, at its own expense and in the name of LaSalle Re when necessary, any action brought in connection with any Reinsured Contract or relating to any Reinsured Liability, provided, however, Administrator shall not be required to defend Excluded Liabilities, except as set forth in Section 3.1 hereof. LaSalle Re shall have the right, at its own expense, to engage its own separate legal representation and to fully participate in the defense of any litigation with respect to the Reinsured Contracts or the Reinsured Liabilities in which LaSalle Re is named as a party without waving any rights to indemnification it may have under Article XI hereof; provided, however, that Administrator shall have the exclusive authority to control such litigation, and to settle any litigation if
(i) Administrator pays all settlement amounts with respect thereto, (ii) the settlement does not involve any restriction or condition on LaSalle Re's business other than exclusively to the Reinsured Contracts transferred pursuant to the Transfer and Purchase Agreement and (iii) Administrator obtains a complete and unqualified release for LaSalle Re with respect to such litigation.

            Section 8.3 Communications Regarding Certain Matters. LaSalle Re shall promptly (i) notify Administrator in writing if it receives any information or correspondence with respect to any suit, claim, action or proceeding relating to the Reinsured Contracts or the Reinsured Liabilities, or any written communication threatening any of the foregoing and (ii) forward to Administrator any documents it receives relating to any of the matters referred to in clause (i) of this Section 8.3.

                                   ARTICLE IX

                              DURATION; TERMINATION

            Section 9.1 Duration. This Administrative Services Agreement shall become effective as of the date hereof and continue until a date which is the earlier of (A) a date which is the later of (i) the date on which none of the Reinsured Contracts remains in force; or (ii) the date on which LaSalle Re has no further Reinsured Liabilities; or (B) the date on which this Administrative Services Agreement is terminated according to the provisions of Section 9.2 hereof.

            Section 9.2 Termination.

                  (a) This Administrative Services Agreement may be terminated at any time upon the mutual written consent of the parties hereto, which writing shall state the effective date and relevant terms of termination.

                  (b) Upon any termination of this Administration Services Agreement, such party shall retain its right to bring actions for, and receive damages to, which it may be entitled under Applicable Law.


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

                                   ARTICLE X

                                 CONFIDENTIALITY

            Section 10.1 Use of Confidential Information. LaSalle Re and Administrator acknowledge that they will have access to confidential and proprietary information concerning the other party and its businesses, which information is not readily available to the public, and acknowledge that LaSalle Re and Administrator have taken and will continue to take reasonable actions to ensure such information is not made available to the public. LaSalle Re and Administrator further agree that they will not at any time (during the term hereof or thereafter) disclose to any Person (except LaSalle Re or Administrator and their Affiliates and the officers, directors, employees, agents and representatives of LaSalle Re and Administrator and their Affiliates who require such information in order to perform their duties in connection with the services provided hereunder), directly or indirectly, or make any use of, for any purpose other than those contemplated by the Transfer and Purchase Agreement, this Administrative Services Agreement or the Retrocession Agreement, any information or trade secrets relating to the Business, Reinsured Contracts, the Reinsured Liabilities or the business affairs of LaSalle Re or Administrator, including the identity of and/or the compensation arrangements with, any Affiliates and Subsidiaries of LaSalle Re and Administrator, so long as such information remains confidential.

            Section 10.2 Disclosure. Administrator or LaSalle Re may disclose confidential information in the following circumstances (or as otherwise provided by the provisions of this Administrative Services Agreement):

                  (i) in response to a court order or formal discovery request after notice to the other party (to the extent such notice is reasonably practicable); provided, however, that such disclosure shall be limited only to the extent that is required by such court order or formal disclosure request;

                  (ii) if a proper request is made by any regulatory authority after notice to the other party (to the extent such notice is reasonably practicable); provided, however, that such disclosure shall be limited only to the extent that is required by such regulatory authority;

                  (iii) at the proper request of LaSalle Re or Contractholder or his/her legal representative; provided, however, that such disclosure shall be limited only to the extent that is reasonably necessary to satisfy such a request; or

                  (iv) as otherwise required by Applicable Law.

                                   ARTICLE XI

                                 INDEMNIFICATION

            Section 11.1 Indemnification by LaSalle Re. LaSalle Re hereby indemnifies Administrator and its Affiliates and its and their respective officers, directors, employees, agents


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

and representative against, and agrees to hold each of them harmless from any and all Damages incurred or suffered by any of them arising out of or relating to, (i) any Excluded Liabilities; (ii) any breach or nonfulfillment by LaSalle Re of, or any failure by LaSalle Re to perform, any of the covenants, terms or conditions of, or any duties or obligations under, this Administrative Services Agreement; and (iii) any enforcement of this indemnity.

            Section 11.2 Indemnification by Administrator. Administrator hereby indemnifies LaSalle Re and its Affiliates and its and their respective officers, directors, employees, agents and representative against, and agrees to hold each of them harmless from any and all Damages incurred or suffered by any of them arising out of or relating to, (i) any Reinsured Liabilities; (ii) any breach or nonfulfillment by Administrator of, or any failure by Administrator to perform, any of the covenants, terms or conditions of, or any duties or obligations under, this Administrative Services Agreement; (iii) any enforcement of this indemnity; and (iv) the Bank Accounts.

            Section 11.3 Indemnification Procedure. In the event either LaSalle Re or Administrator shall have a claim for indemnity against the other party under the terms of this Administrative Services Agreement, the parties shall follow the procedures set forth in Article VIII of the Transfer and Purchase Agreement.

            Section 11.4 Relationship to Retrocession Agreement. Nothing contained in this Article XI is intended to supersede any provisions of the Retrocession Agreement.

                                  ARTICLE XII

                                  ARBITRATION

            Section 12.1 Arbitration.

                  (a) If any dispute shall arise out of or with reference to this Administrative Services Agreement or breach thereof, whether such dispute arises before or after termination of this Administrative Services Agreement, such dispute, upon the written request of either party, shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, either of the parties may apply to the Bermuda Supreme Court for the appointment of the third arbitrator pursuant to
Section 15(1)(c) of the Bermuda Arbitration Act 1986 and in such case the person so appointed shall be deemed and shall act as the third arbitrator. All arbitrators shall be active or retired disinterested officers of insurance or reinsurance companies or Underwriters at Lloyd's, London not under the control of either party to this Administrative Services Agreement.

                  (b) The arbitrators shall be relieved of all judicial formalities and may abstain from following the strict rules of evidence. Each party shall submit its case to the arbitrators within thirty days of the appointment of the third arbitrator.

                  (c) The decision in writing of any two arbitrators, when filed with the parties hereto, shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration. Said arbitration shall take place in Bermuda unless some other place is mutually agreed upon by the parties to this Administrative Services Agreement, subject to the provisions of the Bermuda Arbitration Act 1986 or any re-enactment or statutory modification thereof.

                                  ARTICLE XIII

                                  MISCELLANEOUS

            Section 13.1 Cooperation. The parties hereto shall cooperate in a commercially reasonable manner in order that the duties assumed by Administrator will be effectively, efficiently and promptly discharged. The parties hereto will use their reasonable best efforts to (i) give effect to the intent of this Administrative Services Agreement, the Transfer and Purchase Agreement, the Retrocession Agreement and the Related Documents and (ii) refrain from conduct which would frustrate the intent of any such agreement. Each party shall, at all reasonable times under the circumstances, make available to the other party properly authorized personnel for the purpose of consultation and decision.

            Section 13.2 Amendment, Modification and Waiver. This Administrative Services Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

            Section 13.3 Relationship. LaSalle Re and Administrator are and shall remain independent contractors and not employees of the other party. Except as expressly granted in this Administrative Services Agreement or otherwise by the other party in writing or as may be required by Applicable Law or as necessary to perform the services to be provided hereunder or to obtain the benefits hereof, no party shall have any authority, express or implied, to act as an agent of the other party or its Subsidiaries or Affiliates under this Administrative Services Agreement. Except as otherwise provided by this Administrative Services Agreement or by any other agreement between the parties, each party shall be responsible for the payment of all employment, income and social security taxes arising in connection with the compensation payable to its personnel involved in the provision of the services hereunder.

            Section 13.4 Entire Agreement. This Administrative Services Agreement (together with the exhibits hereto and the other agreements, documents and instruments delivered in connection herewith) the Transfer and Purchase Agreement, the Retrocession Agreement and the Related Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

            Section 13.5 Governing Law. This Administrative Services Agreement shall be governed by and construed in accordance with the laws of Bermuda, without regard to the conflicts of laws principles thereof.

            Section 13.6 Severability. Any term or provision of this Administrative Services Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Administrative Services Agreement or affecting the validity or enforceability of any of the terms or provisions of this Administrative Services Agreement in any other jurisdiction. If any provision of this Administrative Services Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

            Section 13.7 Counterparts. This Administrative Services Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

            Section 13.8 Third Party Beneficiaries. Nothing in this Administrative Services Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Administrative Services Agreement.

            Section 13.9 Binding; Assignment. This Administrative Services Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and legal representatives. Neither this Administrative Services Agreement, nor any rights, interests or obligations hereunder, may be directly or indirectly assigned, delegated, sublicensed or transferred by any party to this Administrative Services Agreement, in whole or in part, to any other person (including any bankruptcy trustee) by operation of Law or otherwise, whether voluntarily or involuntarily, without the prior written consent of the parties hereto, which consent shall not be unreasonably withheld.

            Section 13.10 Descriptive Headings. The descriptive article and section headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Administrative Services Agreement.

            Section 13.11 Use of Name. Except as otherwise set forth in the Transfer and Purchase Agreement, the Retrocession Agreement or any of the Related Documents, neither party shall use the name, trademark, service mark, logo or identification of the other party without the other party's prior written consent.

            Section 13.12 Survival. The provisions of Article IX, Article XI and
Article XIII hereof shall survive the termination of this Administrative Services Agreement.

            Section 13.13 Offset. Any debts or credits incurred on and after the date hereof in favor of or against either LaSalle Re or Administrator with respect to this Administrative Services Agreement, the Retrocession Agreement, the Assignment Agreement and the Transfer and Purchase Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance and shall be allowed or paid.

            Section 13.14 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy (which is confirmed), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties to this Administrative Services Agreement as follows:

               If to LaSalle Re:

                      LaSalle Re Limited
                      25 Church Street
                      Hamilton HM 11 Bermuda
                      Attention:  James F. Billett, Jr.
                      Telephone:  (441) 292-4985
                      Telecopy:   (441) 292-2656

            With a copy to (which shall not constitute notice to LaSalle Re for purposes of this Section 13.14):

                      Trenwick America Corporation
                      One Canterbury Green
                      Stamford, Connecticut  06901
                      Attention:  John Del Col
                      Telephone:  (203) 602-3074
                      Telecopy:   (203) 921-5536

               and

                      Baker & McKenzie
                      805 Third Avenue
                      New York, New York 10022
                      Attention:  James R. Cameron, Esq.
                      Telephone:  (212) 891-3930
                      Facsimile:  (212) 891-3835

               If to Administrator:

                      Endurance Specialty Insurance Ltd.
                      Crown House
                      4 Par-la-ville Road
                      Hamilton HM 08 Bermuda
                      Attention:  James Kroner
                      Telephone:  (441) 278-0430
                      Telecopy:   (441) 278-0401

            With a copy to (which shall not constitute notice to the Administrator for purposes of this Section 13.14):

                      Robert J. Sullivan, Esq.
                      Skadden, Arps, Slate, Meagher & Flom LLP
                      Four Times Square
                      New York, New York  10036
                      Telephone No.:  212-735-2930
                      Telecopy No.:   212-735-2000

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. In no event shall the provision of notice pursuant to this Section 13.14 constitute notice for service of any writ, process or summons in any suit, action or other proceeding.

            Section 13.15 Conflict. In the event of any conflict between the terms of this Administrative Services Agreement and the Retrocession Agreement, the terms of the Retrocession Agreement shall control.

                                    * * * * *

            IN WITNESS WHEREOF, this Administrative Services Agreement has been duly executed by a duly authorized officer of each party hereto as of the date first above written.

                                    LASALLE RE LIMITED

                                    By:  \s\ Guy D. Hengesbaugh
                                       -----------------------------------------
                                       Name:  Guy D. Hengesbaugh
                                       Title: President and Chief Executive
                                              Officer


                                    ENDURANCE SPECIALTY INSURANCE LTD.

                                    By:  \s\ Kenneth J. LeStrange
                                       -----------------------------------------
                                       Name:  Kenneth J. LeStrange
                                       Title: Chief Executive Officer